Exhibit 99.17

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) from March 2017 through April 2017 via files imaged and provided by Client (the “Review”). The underwriter of the securities is Citigroup Global Markets, Inc. (“Citi” or “Underwriter”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total of 603 unique mortgage loans (the “Review”). During the Review, certain mortgage loans were excluded from the final securitization population reducing such population to 571 mortgage loans. The reasons for the reduction in the mortgage loan population are as follows: sixteen (16) mortgage loans were dropped due to the occurrence of a delinquency during the course of the Review, eight (8) mortgage loans paid in full during the course of the Review, five (5) mortgage loans were dropped for documentation or other associated reasons, one (1) mortgage loan was dropped due to the secondary valuation having a variation from the original appraisal of greater than 10%, (1) mortgage loan was dropped due to a UPB of < $10,000, and one (1) mortgage loan was dropped due to an environmental issue.

The Review totals, for mortgage loans within the final securitization population, were as follows:

Review	Property Type	Review Population*	Pool Population**	% Population
Guideline Review – Initial Sample (including Data Integrity)	Small Bal CRE	82	194	42.27%
	Investor 1-4 Fam	168	387	43.41%
Guideline Review – March Population (including Data Integrity)	Small Bal CRE	13	57	22.81%
	Investor 1-4 Fam	18	89	20.22%
Total Guideline Review		281	727	38.65%

Review	Target Sample Size / Property Type	Review Population*	Pool Population**	% Population
Non-Owner Occupancy (“NOO”) – Initial Sample	Investor 1-4 Fam (not in Guideline Review)	219	219	100.00%
	Investor 1-4 Fam (also in Guideline Review)	168	168	100.00%
Non-Owner Occupancy (“NOO”) – March Population	Investor 1-4 Fam (not in Guideline Review)	71	71	100.00%
	100% Investor 1-4 Fam (also in Guideline Review)	18	18	100.00%
NOO Review		476	476	100.00%

In addition to the Guideline and NOO Review, AMC performed a Servicing Review as detailed further in Section 8.

Review	Property Type	Review Population*	Pool Population**	% Population
Servicing Review – Initial Sample	Small Bal CRE >= 6 months	23	31	74.19%
	Investor 1-4 Fam >= 6 months	51	66	77.27%
Servicing Review – March Population	Small Bal CRE >= 6 months	3	4	75.00%
	Investor 1-4 Fam >= 6 months	3	3	100.00%
Total Servicing Review		80	104	76.92%

*	The Review Population excludes mortgage loans that may have been reviewed but were dropped from the final securitization population.

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**	The Pool Population excludes loans that were dropped from the final securitization population. The Pool Populations are based on numbers provided by the Underwriter. AMC makes no representation or provides any warranty that this information, which was outside of the Review, is correct.

(3) Determination of the sample size and computation.

Kroll Bond Rating Agency, Inc. (“Kroll”), who is the only NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. Kroll is aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC collected data fields during the review and provided this information to the Underwriter. The Underwriter compared the information contained in the Review to the information on the bid tape and completed a data reconciliation process with the Client and AMC. AMC is not publishing any findings concerning this process directly; however, the Underwriter has provided the results of this reconciliation process to the NRSRO. The data reconciliation, where such information was available, involved fifty-seven (57) potential fields for the Full Guideline Review and eight (8) potential fields for the Non-Owner Occupancy Review. The data fields for each scope are listed below.

Guideline Review:

customer loan number	refi purpose	prepayment penalty period	mod amortization term
original loan amount	debt service coverage ratio	address city	mod first payment date
original interest rate	occupancy	address state	mod is interest only
next due date	margin	address zip	mod pi
first payment date	index type	investment property type	mod original term
note date	payment change frequency	number units	mod interest only period expiration date
maturity date	interest rate first change date	lien position	mod date
mod maturity date	payment first change date	ltv valuation value	mod deferred balance
interest rate change frequency	interest rate initial max	original ltv	other financing lien position 2 current balance
amortization type	interest rate initial cap	contract sales price	original occupancy percent
representative fico	interest rate periodic cap	is interest only	original pi
is balloon	interest rate life floor	interest only period	environmental type
original term	interest rate life cap	has mod
amortization term	interest rate life max	mod balance
purpose	prepayment terms	mod interest rate

Non-Owner Occupancy Review:

address street	address state	occupancy	refi purpose
address city	address zip	purpose	investment property type

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*

Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1

Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation

Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage

VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*

Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan

Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*

Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

•	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.

•	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.

•	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

•	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.

•	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.

•	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

•	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

•	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.

•	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.

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•	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.

•	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

•	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.

•	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

•	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report

Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

•	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, trust, et.al.) or an Individual(s).

•	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

•	Reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s).

•	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

•	Reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

•	Verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present.

•	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

•	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, AMC ordered secondary valuation products on one-hundred and ninety-five (195) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal and the secondary appraisal was greater than 10%, an adverse event level was placed on the loan and an additional valuation product was order.

In addition, the Client provided updated BPO values on eight (8) mortgage loans. Similar to the process above, AMC compared the BPO values received versus the origination appraisal and variance of greater than 10% resulted in an adverse event level and the ordering of an additional valuation product.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

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(8) Other: review and methodology.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Servicing Review

AMC reviewed twelve (12) months of payment histories and collection comments for summary and analysis. In addition, (a) for performing loans, AMC provided summary comments and analysis to support whether the borrower will continue to perform and (b) for non-performing loans, AMC provided summary comments and analysis to support whether the borrower will re-perform, is a quality candidate for modification, or will continually not perform in the future. AMC also noted other servicing related concerns (disputes, litigation, property damage, borrower issues, loss mitigation analysis, etc.), where appropriate.

Data Integrity Review

For the loans in the Guideline Review population and Non-Owner Occupancy Review population, data points were reviewed between the data tape and the data collected by AMC. The Underwriter compared the information contained in the Data Integrity Review to the information on the bid tape and completed a data reconciliation process with the Client and AMC.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

AMC’s reviews resulted in six (6) total open EV3 level exceptions. All six (6) of these exceptions were due to secondary valuations. No loans had multiple exceptions. Additional detail surrounding these reviews is provided below.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

All 281 mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 57.30% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to one-hundred and twenty (120) mortgage loans where the lender issued a guideline exception/waiver. Of these mortgage loans with waivers, seventy-four (74) were related to hazard insurance; nineteen (19) were related to the borrower(s) credit history; fifteen (15) were related to a missing business P&L; ten (10) were related to the FICO score; eight (8) were related to a missing business license; seven (7) were related to the property having been listed for sale in the last 12 months; seven (7) were related to the Business Purpose Disclosure and/or Non Owner Occupancy Declaration; and four (4) were related to a missing rent roll. The remaining twenty (20) were related to a variety of other items. Some mortgage loans received multiple waivers.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	161	57.30%
B	120	42.70%
C	0	0.00%
Total	281	100.00%

Non-Owner Occupancy Review Credit Results:

All 476 mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 99.37% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to three (3) mortgage loans where the lender issued a guideline exception/waiver. In all three (3) instances, the exception was related to the Business Purpose Disclosure and/or Non-Owner Occupancy Declaration.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	473	99.37%
B	3	0.63%
C	0	0.00%
Total	476	100.00%

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VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial) and the origination valuation age. For commercial mortgage loans, a total of 95 mortgage loans in the Guideline review population, AMC did not receive a valuation product unless the origination was greater than twelve (12) months seasoned. For residential mortgage loans, AMC ordered secondary valuation products starting with a desk review product unless the origination was greater than twelve (12) months seasoned. For desk reviews that resulted in a 10% or greater variance or came back as indeterminable, AMC ordered a field review. At the time of this disclosure not all field reviews, if ordered, were received and any loans where a field review was ordered but not received on a loan with an indeterminable desk review value have been graded as a “C” under the NRSRO grade. A summary of the valuation process utilized for the mortgage loans remaining in the securitization population is provided below:

Type	Note	# Loans	# C Grades
Commercial > 12 months	A	4	2
Commercial < 12 months	B	91	0
Residential – CDA ordered	C	183	4
Residential – VCC BPO used	D	3	0
Total		281	6

Notes:

A)	These mortgage loans had VCC BPOs received by AMC that were utilized for valuation purposes. Two of the VCC BPOs resulted in variances that were greater than 10% worse than the value used at origination.
B)	All mortgage loans in this category received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately received by AMC during the review.
C)	Within the final securitization population, AMC ordered field reviews (“CDAs”) on 183 mortgage loans; however, two (2) mortgage loans came back with an indeterminable value and the subsequent field review was not received by the time of this disclosure. Those two loans have been graded as a “C.” In addition, two (2) mortgage loans possessed a valuation variance of 10% worse than the value used at origination after the CDA was received. A field review was ordered in order to assess and potentially clear this “C” grade; however, such product was not received back by AMC as of the time of this disclosure.
D)	These loans had VCC BPOs utilized during the valuation as the underlying origination values were seasoned greater than 12 months at the time of AMC’s review.

Other Considerations – Valuation Used at Origination

The final population contains thirty-seven (37) loans on which the LTV at origination was based on the lender’s internal collateral review of the appraisal conducted as part of the lender’s origination process. In the event the internal review warrants a lower value than the appraisal, the lender’s more conservative figure is used to establish the LTV for underwriting purposes. While this is not a third-party valuation, AMC captured the lender’s value as data in addition to the original appraisal. This was done in order to calculate the LTV in a manner that aligns with the loan origination attributes.

Guideline Review Valuation Results:

AMC’s review found that 97.86% of the mortgage loans in the securitization have a valuation grade of “A.” There were six (6) mortgage loans making up 2.18% of the mortgage loans by count that possessed a “C” valuation grade.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	275	97.86%
B	0	0.00%
C	6	2.18%
Total	281	100.00%

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SERVICING REVIEW SUMMARY

The servicing review was conducted on eighty-four (84) mortgage loans; however, four loans were dropped from the final securitization population for reasons that were unrelated to the servicing review reducing the population that was reviewed and remaining in the securitization to eighty (80) mortgage loans.

The collection comment portion of the review contained EV1 grades for seventy-nine (79) mortgage loans and an EV2 grade for one (1) mortgage loan. The one (1) mortgage loan with an “EV2” grade received such a grade due to the presence of a payoff request within 60 days of the diligence review. The payment history portion showed that all loans were in a current status as of the date of the review; however, twenty-five (25) loans exhibited at least one delinquency during the preceding twelve (12) month period.

DATA INTEGRITY REVIEW RESULTS SUMMARY

Full Guideline Data Integrity:

Of the two-hundred and eight-one (281) mortgage loans reviewed, one hundred-and-one (101) unique mortgage loans had one-hundred and fifty-eight (158) different tape discrepancies across ten (10) data fields (some mortgage loans had more than one data delta). The largest variances were found on LTV Valuation Value due to differences in diligence & seller field interpretation.

The Client agreed with audited data and updated their tape on the deltas identified for Representative FICO, Original Occupancy Percent, Contract Sales Price; # of Units, Refi Purpose and City.

Data Field	# Mortgage Loans	% of Mortgage Loans
LTV Valuation Value	72	25.62%
Original LTV	44	15.66%
Investment Property Type	15	5.34%
Representative FICO	11	3.91%
Original Occupancy Percent	5	1.78%
Contract Sales Price	3	1.07%
# of Units	3	1.07%
City	2	0.71%
Refi Purpose	2	0.71%
Zip	1	0.35%

Non-Owner Occupancy Data Integrity:

Of the four-hundred and seventy-six (476) mortgage loans reviewed, thirty-one (31) unique mortgage loans had thirty-one (31) different tape discrepancies across three (3) data fields. The largest variances were found on Investment Property Type and were attributable to minor differences in diligence & seller system values.

The Client agreed with audited data and updated their tape on the deltas identified for Refi Purpose and City.

Data Field	# Mortgage Loans	% of Mortgage Loans
Investment Property Type	27	5.67%
Refi Purpose	3	0.63%
City	1	0.21%

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OVERALL RESULTS SUMMARY

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, 98.95% of the mortgage loans by number in the pool have a NRSRO grade of “A”, or “B”. The six (6) mortgage loans receiving a “C” grade all corresponded to the Valuation Grade as noted above.

NRSRO Grade	# Mortgage Loans Guideline & NOO	% of Mortgage Loans
A	447	78.28%
B	118	20.67%
C	6	1.05%
Total	571	100.00%

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE 281 LOANS IN THE GUIDELINE REVIEW THAT ARE STILL PART OF THE SECURITIZATION POPULATION.

*	Percentages may not sum to 100% due to rounding.

Amortization Type	# Mortgage Loans	% of Mortgage Loans
Adjustable	281	100.00%
Total	281	100.00%

Lien Position	# Mortgage Loans	% of Mortgage Loans
1	281	100.00%
Total	281	100.00%

Mortgage Loan Purpose	# Mortgage Loans	% of Mortgage Loans
Cash Out: Other/Multi-purpose/Unknown Purpose	168	59.79%
Other-than-first-time Home Purchase	75	26.69%
Rate/Term Refinance - Borrower Initiated	35	12.46%
Cash Out: Home Improvement/Renovation	2	0.71%
Cash Out: Debt Consolidation	1	0.36%
Total	281	100.00%

Original Term	# Mortgage Loans	% of Mortgage Loans
241-360 Months	281	100.00%
Total	281	100.00%

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Occupancy	# Mortgage Loans	% of Mortgage Loans
Investment Property	244	86.83%
Owner - User	37	13.17%
Total	281	100.00%

Property Type	# Mortgage Loans	% of Mortgage Loans
1 Family	95	33.81%
2 Family	51	18.15%
Mixed Use	26	9.25%
Office	17	6.05%
5+ Family	16	5.69%
Retail	15	5.34%
Condo	14	4.98%
3 Family	14	4.98%
4 Family	12	4.27%
Auto Service	10	3.56%
Warehouse	6	2.14%
Commercial	5	1.78%
Total	281	100.00%

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